Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1992-2

KEY PERFORMANCE FACTORS
June, 1997

Scheduled Maturity                                                  2/16/98


Coupon                                                                6.20%


Excess Protection Level
   3 Month Average  5.98%
      June, 1997  6.77%
      May, 1997  6.64%
      April, 1997  4.51%


Cash Yield                                              20.35%


Investor Charge Offs                                    5.38%


Base Rate                                               8.20%


Over 35 Day Delinquency                                 4.90%


Seller's Interest                                       13.07%


Total Payment Rate                                      10.34%


Total Principal Balance                                $6,019,904,704.03


Investor Participation Amount                          $333,333,333.32


Seller Participation Amount                            $786,571,370.73